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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported)      June 28, 1999
                                                --------------------------------


                           OXIS INTERNATIONAL, INC.
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Delaware                               0-8092                   94-1620407
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
 of Incorporation)                                        Identification Number)


6040 N. Cutter Circle, Suite 317     Portland, OR               97217-3935
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(Address of Principal Executive Offices)


Registrant's telephone number, including area code.    (503) 283-3911
                                                   -----------------------------


________________________________________________________________________________
         (Former Name or Former Address if Changes Since Last Report)
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                 Item 2. Acquisition or Disposition of Assets
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Effective June 28, 1999, OXIS Health Products, Inc. ("OHPI"), a wholly-owned subsidiary of OXIS International, Inc., entered into an Asset Purchase Agreement ("the Purchase Agreement") with Opus Diagnostics, Inc., a Delaware corporation ("Opus") pursuant to which OHPI sold to Opus the intellectual property, contract rights and finished goods inventory relating to its therapeutic drug monitoring products. The purchase price paid by Opus consisted of $500,000 cash, a secured promissory note in the amount of $565,000 (to be adjusted based upon the closing inventory) payable on November 30, 1999, and a warrant granting OHPI the right to acquire up to 10% equity interest in Opus, exercisable after six months for a period of five years ("the Warrant"). Sales of therapeutic drug monitoring products by OHPI were approximately $1,440,000 for the year ended December 31, 1998 and $940,000 for the six months ended June 30, 1999. Copies of the Purchase Agreement, note and Warrant are filed herewith as Exhibits 10.1, 10.2, and 10.3, respectively.

Pursuant to a Services Agreement entered into by OHPI and Opus at the same time as the Purchase Agreement, OHPI has agreed to manufacture the therapeutic drug monitoring products and perform certain other services for Opus through September 30, 2000. A copy of the Services Agreement is filed herewith as
Exhibit 10.4.

OXIS International, Inc. has been informed by Opus that, coincident with the closing of the Purchase Agreement, Opus was acquired by Caprius, Inc., a Delaware corporation ("Caprius"), and that upon the acquisition of Opus by Caprius, the Warrant became exercisable for 617,898 shares of Caprius common stock at an exercise price equal to 80% of the average bid and asked prices for the Caprius common stock for the five trading days immediately preceding December 28, 1999. Caprius common stock, which is traded as an Over the Counter Bulletin Board stock, closed at $.21875 on July 9, 1999.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits
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     Exhibit 10.1  Asset Purchase Agreement

     Exhibit 10.2  Secured Promissory Note

     Exhibit 10.3  Warrant to Purchase Shares of Common Stock

     Exhibit 10.4  Services Agreement

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 13, 1999                       OXIS INTERNATIONAL, INC.
                                         (Registrant)


                                       s/  Jon S. Pitcher
                                    -----------------------------
                                      Chief Financial Officer and
                                      Vice President

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                                 EXHIBIT INDEX

                                                            Page
Exhibit                                                     Number
-------                                                     ------

     Exhibit 10.1  Asset Purchase Agreement

     Exhibit 10.2  Secured Promissory Note

     Exhibit 10.3  Warrant to Purchase Shares of Common Stock

     Exhibit 10.4  Services Agreement

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